USAA SMALL CAP STOCK FUND

Fund Shares (USCAX) and Institutional Shares (UISCX)

Supplement Dated July 1, 2020

to the Summary Prospectus dated December 1, 2019

Effective June 30, 2020, the Subadvisory Agreement between Victory Capital Management Inc., the Fund's investment adviser, and ClariVest Asset Management LLC ("ClariVest"), one of the current subadvisers to the Fund, was terminated. Therefore, all references to ClariVest in the Fund's Summary Prospectus under the sections "Investment Adviser" and "Portfolio Managers" hereby are deleted in their entirety.

In addition, the Adviser's RS Investments Value ("RS Value") investment franchise has been added as portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund.

1.The disclosure under the section titled "Investment Adviser" hereby is deleted in its entirety and replaced with the following:

INVESTMENT ADVISER

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment Adviser.

The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser's Munder Capital Management ("Munder") and RS Investments Value ("RS Value") investment franchises, its Victory Solutions platform, and subadvisers Wellington Management Company LLP ("Wellington Management") and Granahan Investment Management, Inc. ("GIMI").

2.The disclosure under the section titled "Portfolio Managers" hereby is amended to include the following:

PORTFOLIO MANAGERS

	Title	Tenure with the Fund
Robert J. Harris	Chief Investment Officer, RS Value	Since July 2020
Tyler Dan II, CFA	Portfolio Manager, RS Value	Since July 2020
Joseph Mainelli	Portfolio Manager, RS Value	Since July 2020

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

SCSF-SUMPRO-SUP1(0720)